Exhibit 99.1
April 1, 1998



PROTECTION ONE ALARM MONITORING, INC.
4221 W. John Carpenter Fwy
Irving, TX  75063

Attn:  John W. Hesse


Gentlemen:

         Westar Capital, Inc. ("Lender") is pleased to make available a credit facility to Protection One Alarm Monitoring, Inc., a Delaware corporation (the "Borrower") on the following terms and conditions (terms not defined herein have the meanings assigned to them on Attachment 1 hereto):

I.       The Commitment:

                           A. Subject to the terms and conditions set forth herein, Lender agrees to make available to Borrower until the Maturity Date a revolving line of credit providing for Advances in an aggregate principal amount not exceeding the Commitment at any time. Until the Maturity Date, Borrower may borrow, repay and reborrow Advances within the Commitment. This agreement is executed in replacement and substitution for that certain Credit Agreement dated as of November 3, 1993, as amended, among the Borrower, Protection One Alarm Services, Inc. and Heller Financial, Inc., as agent and as lender, and certain other lenders.

                           B. Base Rate  Advances and LIBOR  Advances made under
                  this facility shall mature no later than the Maturity Date. No WIBOR Advance shall expire later than 90 days after the Maturity Date, provided however, that if this agreement is not amended and restated prior to the Maturity Date to extend the Maturity Date beyond the expiration date of any outstanding Advances, all outstanding Advances as of the Maturity Date, together with accrued interest and fees thereon, shall be due and payable on the Maturity Date.

         .

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 2



                           C. Unless  Lender shall  otherwise  agree in writing,
                  net proceeds from any equity offering by Protection One, Inc., a Delaware corporation and Borrower's corporate parent ("Parent"), shall be used to repay outstanding Advances and the Commitment shall be permanently reduced, unless otherwise agreed to by Borrower and Lender, by the amount of Lender's participation in such equity offering.

                           D. Borrower may  permanently  terminate or reduce the
                  Commitment at any time upon two Business Days' prior written notice or by telephone (promptly confirmed in writing) to Lender in a minimum amount of $5,000,000; provided that the Commitment may not be reduced to an amount less than the then outstanding principal amount of all Advances. All accrued commitment fees shall be paid on the effective date of any such reduction or termination.

                           E. Borrower may voluntarily at any time prepay Advances upon three Business Days' advance notice to Lender in an amount not less than $5,000,000. Any prepayments of Advances shall be accompanied by the payment of accrued interest on the amount prepaid. In case of prepayment of an Advance, or upon the failure to borrow an Advance after having given notice thereof, Borrower shall, upon demand, compensate Lender for any funding losses arising from any funding commitment made by Lender with respect to such Advance to Borrower and arising from Borrower's prepayment or failure to borrow such Advance.

                           F. Obligations of the Borrower to repay Advances shall be evidenced by a Note executed by the Borrower payable to the order of the Lender representing the Borrower's obligation to pay the Lender's Commitment or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower, plus interest on such principal amounts and all other fees, charges and other amounts due thereon. The Note shall be dated the date hereof, shall bear interest on the unpaid principal amount thereof at the applicable interest rate specified in this agreement and otherwise shall be in the form attached hereto as Exhibit A.




II.      Availability:

                           A. Advances may be requested as Base Rate Advances, WIBOR Advances and LIBOR Advances, as selected by Borrower, as follows:

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 3


                    1. Base Rate Advances shall be available on any Business Day upon notice given before 9:00 a.m. (Central time) on the day of such Advance.

                                            2.  WIBOR  Advances  in  amounts  of
                           $25,000,000 or less shall be available on any Business Day upon notice given before 9:00 a.m. (Central time) on the day of such Advance.

                                            3. WIBOR Advances in amounts greater
                           than $25,000,000 shall be available on any Business Day upon one Business Days' prior notice given before 1:00 p.m. (Central time).

                                            4.  Unless  Lender  shall  otherwise
                           agree, no WIBOR Advance shall be for a Term greater than 90 days.

                                            5. LIBOR Advances shall be available
                           on any Business Day upon four Business Days' prior notice given before 1:00 p.m. (Central time) and shall have interest periods of one, two, three or six months.

                                            6. Each notice of borrowing shall be
                           by telephone and shall specify the requested borrowing date, the principal amount and length of interest period (if a LIBOR Rate Advance) or Term (if a WIBOR Advance) for such Advance. Base Rate Advances shall be in a minimum principal amount of $5,000,000 and multiples of $1,000,000 in excess of such minimum amount. LIBOR Advances shall be in a minimum principal amount of $10,000,000 and multiples of $1,000,000 in excess of such minimum amount. The exact duration of interest periods relating to LIBOR Advances shall be subject to the customs and practices of the funding markets for such type of Advance. No interest period for LIBOR Advances shall expire after the Maturity Date. No WIBOR Advance shall expire later than 90 days after the Maturity Date, provided however, that if this agreement is not amended and restated prior to the Maturity Date to extend the Maturity Date beyond the expiration date of any outstanding Advances, all outstanding Advances as of the Maturity Date, together with accrued interest and fees thereon, shall be due and payable on the Maturity Date.

                           B. Upon four Business Days' prior notice given before
                  1:00 p.m. (Central time), a LIBOR Advance may be continued on the last day of its interest period as a LIBOR Advance, or a Base Rate Advance or WIBOR Advance may be converted into a LIBOR Advance. Upon notice given on any Business Day prior to 9:00 a.m. (Central time) in the event such Advance is $25,000,000 or less, or, upon one

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 4


                  Business Days' prior notice given before 1:00 p.m. (Central time) in the event such Advance is greater than $25,000,000, a LIBOR Advance may be converted into a WIBOR Advance on the last day of its interest period. Upon notice given on any Business Day prior to 9:00 a.m. (Central time) a LIBOR Advance may be converted into a Base Rate Advance on the last day of its interest period. If Borrower fails to give a notice described above prior to the end of any expiration, Borrower shall be deemed to have requested that the maturing Advance be converted into a Base Rate Advance.

                           C. If at any time  Lender,  in its  sole  discretion,
                  determines that the LIBOR Rate or WIBOR Rate does not accurately reflect the funding cost to Lender of lending such Advances, Lender's obligation to make LIBOR Advances or WIBOR Advances, as the case may be, shall cease during such period. If at any time Lender, in its sole discretion, determines that adequate resources are not available to support the lending of WIBOR Advances, Lender's obligation to make WIBOR Advances shall cease during such period.

                  III.     Pricing:

                           A. Each Base Rate  Advance  shall bear  interest at a
                  floating rate equal to the Base Rate plus 112.5 basis points per annum, payable in arrears on the last Business Day of each quarter and on the Maturity Date.

                           B. Each WIBOR  Advance shall bear interest at a fixed
                  rate equal to the WIBOR Rae plus 112.5 basis points per annum, payable monthly in arrears on the first Business Day of each month and on the Maturity Date.

                           C. Each LIBOR  Advance shall bear interest at a fixed
                  rate per annum equal to the LIBOR Rate plus 112.5 basis points per annum, payable on the last day of each interest period and, with respect to advances with interest periods longer than three months, at the end of the third month of such advance.

                           D. Borrower shall pay a commitment fee equal to 30 basis points per annum on the daily average unutilized portion of the Commitment for the period commencing on the Closing Date and ending on the Maturity Date, payable quarterly in arrears and on the Maturity Date. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

                           E. All amounts not paid when due hereunder shall bear
                  interest, to the extent permitted by law, at a per annum rate which is equal to the Base Rate plus 2 percent. Upon any Event of Default under Paragraph IX A, B or C, all Advances shall, at Lender's option, be

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 5


                  converted into Base Rate Advances. Upon any Event of Default, Borrower may not request Advances to be made or continued as, or converted into, LIBOR Advances or WIBOR Advances without Lender's consent.

                           F. All interest on LIBOR  Advances and WIBOR Advances
                  shall be calculated on the basis of a year of 360 days and actual days elapsed which results in greater interest than if a 365/366 day-year were used. Interest on Base Rate Advances shall be calculated on the basis of a year of 365/366 days and actual days elapsed.

IV.      Payments:

                           A. All  payments to Lender shall be made at 818 South
                  Kansas Avenue, Topeka, Kansas 66612, or such other location or bank account(s) as Lender may from time to time specify in same day funds not later than 12:00 noon (Central time).

                           B. Borrower shall make all payments under this agreement free and clear of any deduction for any future taxes (other than any withholding taxes), and reimburse Lender for any future taxes assessed on or withheld from such payments (except franchise taxes and taxes assessed on the net income, gross receipts or capital of Lender).

                           C. All amounts due  hereunder  shall be  evidenced by
                  entries in records maintained by Lender, which shall be deemed accurate in all respects, absent manifest error; provided however, the failure of Lender to maintain any such records, or any error therein, shall not in any manner affect the obligation of Borrower to repay any Advances and other obligations in accordance with the terms hereof.

                           D. Borrower  shall  reimburse or  compensate  Lender,
                  upon demand, for all material costs incurred, losses suffered or payments made by Lender which are applied or reasonably allocated by Lender to the transactions contemplated herein (all as determined by Lender in its reasonable discretion) by reason of:

                                            1.  Any  and  all  future   reserve,
                           deposit, capital adequacy or similar requirements against (or against any class of or change in or in the amount of) assets or liabilities of, or extensions of credit by, Lender; and

                                            2.  Compliance  by  Lender  with any
                           direction  or   requirements   from  any   regulatory
                           authority, whether or not having the force of law.

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 6



V.       Conditions for use of Facility:

         A. Initial Extension of Credit. As a condition precedent to the first use of this facility, Lender must have received the following, in form and substance satisfactory to Lender:

                           1. This agreement and Note, duly executed and delivered by Borrower.

                                            2. Parental Guaranty,  duly executed
                           and delivered by Parent attached hereto as Exhibit B.

                                            3.   Affiliate   Guaranties,    duly
                           executed and delivered by Westar Security, Inc. and WestSec, Inc. attached hereto as Exhibit C and Exhibit D, respectively.

                                            4. Pledge  Agreement,  duly executed
                           and delivered by Parent and Borrower, together with certificates representing all of Borrower's, WestSec's, and Westar Security's capital stock with executed stock powers ("Pledged Shares") attached hereto as Exhibit E.

                                            5.  Articles  of   incorporation  of
                           Borrower certified by the secretary of state of Borrower's incorporation.

                                            6. Borrower's by-laws,  certified by
                           the secretary or an assistant secretary of Borrower.

                                            7.   Corporate    resolutions   with
                           certificate of incumbency evidencing the authority of the officer(s) executing this agreement on behalf of Borrower.

                                            8.   Corporate    resolutions   with
                           certificate of incumbency evidencing the authority of the officer(s) executing the Guaranties and Pledge Agreement.

                                            9.  Legal   opinion  of   Borrower's
                           counsel as to such matters reasonably requested by Lender.

                                            10.  A  certificate  of a  financial
                           officer of Borrower stating that the representations and warranties set forth in Paragraph VI below are correct in all material respects on and as of such date as though made on such date, except to the extent such representations and warranties expressly relate to an earlier date.

                           11.  Payment of Lender's legal costs and expenses.

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 7



                                            12.  All   amounts   due  under  the
                           Promissory Notes, dated January 1, 1998 and March 2, 1998, between Borrower and Lender shall be paid in full with the proceeds of the first Advance hereunder and the Promissory Notes cancelled.

                                            13.  Such  other  documents  as  the
                           Lender may reasonably request in order to effect fully the purposes of this agreement.

                           B. Each Extension of Credit. As a condition precedent
                  to all Advances, the following conditions must be satisfied:

                                            1. Each  representation and warranty
                           set forth in paragraph VI below shall be true and correct as if made on the date of such use (and each request for an Advance shall be deemed a further representation that such are true and correct).
                                            2. No Event of  Default  or event or
                           condition which, with the passage of time or the giving of notice, or both, shall become an Event of Default, shall have occurred under this agreement.

 VI. Representations and Warranties: Borrower represents and warrants to Lender that:

                           A.  Borrower,  Parent  and each of  their  respective
                  Subsidiaries:  (a) is a corporation  duly  organized,  validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business as currently conducted, and to execute, deliver, and perform its obligations under this agreement if it is a party hereto; and (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; except, in each case referred to in clauses (b) and (c) above, to the extent that the failure to do so would not reasonably be expected to cause a Material Adverse Change.

                           B. The execution, delivery and performance by Borrower of this agreement does not and will not (a) violate any provision of law, the certificate of incorporation or bylaws of Borrower or any order, judgment or decree of any court or other agency of government binding on Borrower where such violation would reasonably be expected to cause a Material Adverse Change, or (b) conflict with, result in a breach of or constitute (with due

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 8


                  notice or lapse of time or both) a default under any material agreement or instrument to which Borrower is a party or by which any of its properties or assets is bound, where such conflict, breach or default would reasonably be expected to cause a Material Adverse Change.

                           C. No approval, consent, exemption, authorization, or
                  other action by, or notice to, or filing with, any governmental authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Borrower of this agreement.

                           D. This agreement  constitutes  the legal,  valid and
                  binding obligations of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                           E. Borrower is not in violation of any material term of any lease, contract, agreement or instrument to which it is a party where such violation would reasonably be expected to cause a Material Adverse Change.

                           F. No Event of Default or event or  condition  which,
                  with the passage of time or the giving of notice, or both, shall become an Event of Default, has occurred and is continuing.

                           G. Borrower's audited financial statements dated December 31, 1997, and the related statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein and fairly present the financial condition of Borrower and its subsidiaries as of the dates thereof and results of operations for the periods covered thereby. Since December 31, 1997, there has been no Material Adverse Change.

                           H. There is no litigation, proceeding or dispute pending or, to the best of Borrower's knowledge, threatened against Borrower or any of its Subsidiaries which would reasonably be expected to result in a Material Adverse Change or purport to affect Borrower's obligations under this agreement, or any of the transactions contemplated hereby.

                           I. Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. There are no pending, or to the best knowledge of

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 9


                  Borrower, threatened claims, actions or lawsuits, or action by any governmental authority, with respect to any Plan which has caused or would reasonably be expected to cause a Material Adverse Change. The aggregate unfunded pension liability for each such Plan does not exceed $100,000.

                           J. Borrower has good and sufficient title to, or valid leasehold interest in, all of its properties and assets except where the failure would not reasonably be expected to cause a Material Adverse Change.

                           K. Borrower and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP.

                           L. Borrower conducts in the ordinary course of business a review of the effect of existing environmental laws, regulations, and guidelines and claims on its properties, and as a result thereof Borrower has reasonably concluded that such environmental laws and claims would not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change.


                           M. Borrower is not subject to the Public Utility Holding Company Act of 1935, as amended.

                           N. Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                           O. None of the  statements  contained in any exhibit,
                  report, statement or certificate furnished by Borrower to Lender in connection with this Agreement contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered in each case where such material misstatement or omission would reasonably be likely to adversely affect the rights or interests of Lender.

         VII. Affirmative Covenants: Until the Commitment has terminated and all indebtedness of Borrower hereunder to Lender has been paid in full, Borrower, unless Lender shall consent in writing:

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 10



         A.       Shall provide to Lender:

                                            1.   annual   financial   statements
                           prepared in accordance with GAAP, together with an opinion of its independent accountants within 120 days of each fiscal year-end of Borrower unqualified as to scope of audit or going concern;

                                            2.    quarterly     company-prepared
                           financial statements prepared in accordance with GAAP within 90 days of the end of each of Borrower's first three fiscal quarters;

                                            3.  together  with  delivery  of the
                           financial statements referred to above, a certificate from the Chief Financial Officer of Borrower certifying no Event of Default has occurred and demonstrating compliance with the covenants contained in paragraph F of Section VIII;

                                            4.  promptly  upon  their   becoming
                           available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by Borrower to its security holders, including all regular and periodic reports and all prospectuses that have been filed by Borrower with any securities exchange or with the Securities and Exchange Commission, except prospectuses relating to benefit plans filed under Form S-8;

                                            5. written  notice of the occurrence
                           of any Event of Default or any event which, with the lapse of time or notice or both, would become an Event of Default; and

                                            6. such other information  regarding
                           the operations, business affairs and financial condition of Borrower or any Subsidiary or compliance with the terms of the Agreement as Lender may from time to time reasonably request.

                           B. Will, and will cause Parent and each of their respective Subsidiaries to, at all times preserve and keep in full force and effect their corporate existence and all rights and franchises material to their business.

                           C. Will maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of Borrower, Parent and' their respective Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Borrower will maintain or cause to be maintained, with financially

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 11


                  sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of Parent and their respective Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts acceptable to Lender and will deliver evidence thereof to Lender.

                                       D.
                  Will and will cause Parent and each of their respective Subsidiaries to (a) comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority as now in effect and which may be imposed in the future in all jurisdictions in which Borrower, Parent or any such Subsidiary is now doing business or may hereafter be doing business, other than those laws, rules, regulations and orders the noncompliance with which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Change, and (b) maintain, as the case may be, all licenses and permits now held or hereafter acquired, the loss, suspension, or revocation of which, or failure to renew, could have a Material Adverse Change.

                                       E.
                                       1.
               Shall and shall cause Parent and each of their respective Subsidiaries to, from time to time, execute such guaranties, financing statements, documents, security agreements and reports as Lender at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the obligations hereunder provided for in the Loan Documents. Without limiting the generality of the foregoing, Lender may at any time request that Borrower cause Parent and each of their respective Subsidiaries to secure Borrower's obligations hereunder and the obligations under the Guaranties in a manner satisfactory to Lender, and Borrower shall cause Parent and each of their respective Subsidiaries to comply therewith.


                                                         2.
                  At Lender's request, shall cause Parent and each of their respective Subsidiaries promptly to guaranty the Borrower's and Parent's obligations under the Loan Documents and to grant to Lender, a security interest in the real, personal and mixed property of any such Person to secure such obligations. The documentation for such guaranty or security shall be in such form and substance as Lender shall reasonably request.

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 12


         VIII. Negative Covenants: Borrower covenants and agrees that so long as any of the Commitment remains in effect and until payment in full of all obligations under the Loan Documents, unless Lender shall otherwise give its prior written consent, Borrower shall comply with and shall cause Parent and each of their respective Subsidiaries to comply with all covenants in this Section VIII applicable to such Person.

                                       A.
                    Borrower will not, nor will Borrower permit Parent or any of their respective Subsidiaries directly or indirectly to, create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except the obligations under the Loan Documents, any Indebtedness outstanding on the date hereof, intercompany
                  Indebtedness among Borrower and its affiliates which is unsecured and subordinate to the obligations to Lender, and Indebtedness not exceeding $25,000,000.

                                       B.
                    Borrower will not, nor will Borrower permit Parent or any of their respective Subsidiaries directly or indirectly to create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument with respect to goods or accounts receivable) of Borrower, Parent or any of their respective Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances.

                                       C.
                    Borrower will not, nor will Borrower permit Parent or any of their respective Subsidiaries to, enter into or assume any agreement (other than the Loan Documents, the Subordinated Discount Note Indenture and the documents governing the Convertible Notes) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

                                       D.
                Except as provided  herein and under the  Subordinated  Discount
                  Note Indenture and the documents governing the Convertible Notes, Borrower will not, nor will Borrower permit Parent or any of their respective Subsidiaries, directly or indirectly, to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of Borrower, Parent or any of their respective Subsidiaries to: (1) pay dividends or make any other distribution on such Person's capital stock; (2) subject to subordination provisions, pay any indebtedness owed to Parent, Borrower or any of their respective Subsidiaries; (3) make loans or advances to Parent, Borrower or any Subsidiary of Borrower; or (4) transfer any of its property or assets to Parent, Borrower or any of Borrower's Subsidiaries.

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 13



                                       E.
                                       1.
                    Borrower will not, nor will Borrower permit Parent or any of their respective Subsidiaries to sell, lease, transfer or otherwise dispose of any of its property, business or assets, or grant any Person an option to acquire any such property, business or assets except for (a) bona fide sales of inventory to customers for fair value in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business, (b) mergers and transfers of assets among Borrower and its Subsidiaries provided no such transfer or merger may result in a Default or Event of Default; (c) sales of subscriber accounts which do not result in a Material Adverse Change; and (d) other Asset Dispositions if all of the following conditions are met: (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $5,000,000 and the aggregate market value of assets sold or otherwise disposed of in any Fiscal Year does not exceed $10,000,000; (ii) the consideration received is at least equal to the fair market value of such assets; (iii) the Net Proceeds of such Asset Disposition are applied to reduce outstanding Advances; (v) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, Borrower is in compliance on a pro forma basis with the covenants set forth in Section VIII recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions contained in this agreement; and (vi) no Default or Event of Default shall result from such sale or other disposition.


                                                         2.
                Except as permitted elsewhere in this agreement, Borrower will not, nor will Borrower permit Parent or any of their respective Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity securities in Borrower, WestSec, or any of their or Parent's Subsidiaries including warrants, rights or options to acquire shares or other equity securities of any such Person.


                                                         3.
                           Borrower and WestSec shall at all times be direct wholly-owned Subsidiaries of Parent.

                  F.Borrower will not permit its Leverage Ratio to exceed 6.0 to 1.

                  G. Borrower will not use any portion of the loan proceeds, to purchase or carry margin stock, as defined in Regulation G, T, U or X of the Federal Reserve Board.

IX. Events of Default: If any of the following events ("Events of Default") shall occur:

       A.       Borrower fails to pay any principal of any Advance when due;
                or

       B.       Borrower fails to pay any interest on any Advance within
                  three days after becoming due; or

       C. Borrower fails to pay any other amount (other than an amount referred to in A or B above) when due and such default shall continue unremedied for a period of ten days following notice from Lender; or

                           D. Any representation or warranty made by Borrower or
                  Parent to Lender in any documents or agreements relating to this facility proves to be in any material respect false or misleading; or

                           E. Borrower fails to comply with (i) Paragraph VII.A.5, VII.E or VIII, or (ii) any other condition, covenant or obligation contained herein or in any agreements or instruments related hereto and such default shall continue unremedied for a period of 30 days after notice thereof from Lender to Borrower; or

                           F. Any  default  occurs  under  any  other  agreement
                  involving the extension of credit in excess of $500,000 in recourse debt to which Borrower, Parent or their respective Subsidiaries may be obligated as borrower (if such default gives the holder of the obligation the right to accelerate the indebtedness); or

                           G. If (i) any Plan  subject  to Title IV of ERISA and
                  maintained for the employees of Borrower, Parent, or their respective Subsidiaries shall be terminated pursuant to Subtitle C of Title IV of ERISA, (ii) a trustee shall be appointed by the appropriate United States District Court to administer any such Plan, (iii) the PBGC shall institute proceedings to terminate any such Plan, or (iv) any such Plan fails to satisfy the minimum funding standard for such Plan for a Plan year as established in Section

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 14


                  412 of the Internal Revenue Code, as amended and such event under any of G(i)-(iv) would reasonably be expected to result in a Material Adverse Change; or

                           H. Any  agreement or instrument  required  hereunder,
                  which materially affects Lender's rights or Borrower's, Parent's or their respective Subsidiaries' obligations, is terminated, breached or ceases to be effective; or

                           I. The loss,  suspension or revocation of, or failure
                  to renew, any license or permit now held or hereafter acquired by Borrower, Parent or any of their respective Subsidiaries, if such loss, suspension, revocation or failure to renew could have a Material Adverse Change; or

                                       J.
                Lender does not have or  ceases  to have a valid  and  perfected first priority security interest in the Pledged Shares, in each case, for any reason other than the failure of Lender to take any action within its control; or

           K. Lender fails to own, directly or indirectly, 51% or more of the outstanding capital stock of Borrower and Parent; or

           L. Pledge Agreement and/or Guaranties are terminated, breached or ceases to be effective; or

                           M. Any bankruptcy, reorganization, arrangement, insolvency, dissolution or similar proceeding is instituted by or against Borrower, Parent or any of their respective Subsidiaries under the laws of any jurisdiction and, with respect to any involuntary bankruptcy or insolvency proceeding, such proceeding remains undismissed for a period of 60 days;

                                    THEN,  Lender  may,  by  written  notice  to
                  Borrower, (i) declare Lender's Commitment to extend additional credit hereunder to be terminated, whereupon the Commitment shall be terminated, (ii) declare all sums outstanding hereunder or under any instrument executed in connection herewith to be immediately due and payable together with all interest thereon, all without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived; provided, however, that upon the occurrence of any event specified in paragraph VIII.M above, any Commitment by Lender to extend additional credit hereunder shall automatically terminate, all sums outstanding hereunder or under any instrument executed in connection herewith shall become immediately due and payable together with all

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 15


                  interest thereon, all without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived.

         X. Indemnity: In addition to the payment of expenses and fees hereunder, Borrower agrees to indemnify, pay and hold Lender and any holder of any of the Notes, and the officers, directors, employees, agents, affiliates and attorneys of Lender and such holders (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, liabilities for taxes, broker's or finders fees, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan
         Documents, (b) any of the transactions contemplated by the Loan Documents, (c) any breach by Borrower or Parent of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents, (d) Lender's agreement to make the Advances hereunder, (g) the use or intended use of the proceeds of any of the Advances, (h) any and all taxes, levies, deductions and charges imposed on Lender or any of Lender's correspondents in respect of any Advance (the foregoing liabilities herein collectively referred to as the "Indemnified Liabilities"); provided that Borrower shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

XI.      Miscellaneous.

                           A. Borrower shall pay Lender, on demand, all reasonable out-of-pocket expenses and legal fees (including the allocated costs for in-house legal services) incurred by Lender in connection with the enforcement of this agreement and any instruments or agreements executed in connection with this agreement.

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 16


                           B. This  letter  agreement  shall be  governed by and
                  construed in accordance with the laws of the state of Kansas, to the jurisdiction of whose courts, both state and federal all signatories hereto submit.

                           C. This letter  supersedes  all prior  agreements and
                  oral negotiations with respect to the subject matter of this letter. This agreement is not assignable by Borrower and any purported assignment is void. Lender may, at any time, grant participations in all or part of its rights and obligations hereunder and/or assign all or any part of its rights and obligations hereunder.

                           D. No delay or  omission  by Lender to  exercise  any
                  right under this letter or under any document related hereto shall impair such right, nor shall it be construed as a waiver thereof. No waiver of any breach or default shall be deemed a waiver of any subsequent breach or default. Any amendment, waiver, consent or approval under this letter must be in writing to be effective.

                           E.   Paragraph   headings  in  this  letter  are  for
                  reference only and shall not affect the interpretation of any provision of this letter.

                           F. Except as  otherwise  expressly  provided  herein,
                  notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, telecopy or other telegraphic communications equipment of the sending party, as follows: (a) if to Borrower, to it at 4221 W. John Carpenter Fwy, Irving, TX 75063, Attention of David Peters, Facsimile No. (972) 916-6156; and (b) if to Lender, to it at 818 South Kansas Avenue, Topeka, Kansas 66612, Attention of E. Lynn Cook, Facsimile No. (785) 575-1930.

                           G. Waiver of Jury Trial.  TO THE EXTENT  PERMITTED BY
                  APPLICABLE LAW, LENDER AND BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                           H. Notwithstanding any other provision of this agreement, in no event shall the interest payable on Advances, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged.

                  PROTECTION ONE ALARM MONITORING, INC.
                  April 1, 1998
                  Page 17


                  Please indicate your acceptance of the foregoing terms and conditions by signing and returning a copy of this letter.


                                                              Sincerely yours,



                                                            WESTAR CAPITAL, INC.



                                                 By:  \s\ Rita A. Sharpe
                                                 Name: Rita A. Sharpe_________
                                                 Title:  President_____




Agreed and Accepted:


PROTECTION ONE ALARM MONITORING, INC.


By: \s\ John W. Hesse
Name: _John W. Hesse
Title: Executive Vice President &
       Chief Financial Officer

                                  ATTACHMENT 1

                                   DEFINITIONS




                       Advance: a Base Rate Advance, a WIBOR Advance or a LIBOR Advance (collectively, the "Advances").

     Asset
     Disposition:  the disposition whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise of any of the following: (a) any of the stock of any of Borrower's or Parent's Subsidiaries; or (b) any or all of the assets of Borrower, Parent or any of their respective Subsidiaries other than sales of inventory in the ordinary course of business.

                           Base Rate: the higher of: (a) the rate of interest publicly announced from time to time by Chase Manhattan Bank in New York, as its "Prime Rate,", (b) one percent per annum above the secondary market rate for three-month certificates of deposit (adjusted for statutory reserve requirements), and (c) one-half percent per annum above the Federal Funds Rate. Any change in the Prime Rate announced by Chase Manhattan Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

Base Rate
Advance:                  an Advance bearing an interest rate based on the Base
                          Rate.

                           Business Day: (a) any day other than a Saturday, Sunday or other day on which commercial banks in New York City and the state of Kansas are authorized or required by law to close and (b) in the case of LIBOR Advances and WIBOR Advances, such a day on which dealings are also carried on in the applicable market.

                           Capital

                           Expenditures: without duplication, for any period, the aggregate of all expenditures on a consolidated basis including deposits (whether paid in cash or property or accrued as liabilities and including the aggregate amount of all principal payments due for the entire term of all Capital Leases which are required to be capitalized on the balance sheet) made by Borrower, Parent and their respective Subsidiaries that, in conformity with GAAP, are required to be included in the property, plant, or equipment, or similar fixed asset account; provided, however, there shall be excluded from the calculation of Capital Expenditures only that portion of all such expenditures which Borrower, Parent and their respective Subsidiaries are permitted to reinvest or use for replacement or restoration of assets through the use of insurance proceeds, awards of compensation arising from condemnation or eminent domain proceedings or from Net Proceeds of Asset Dispositions.

  Capital Lease:   any lease of any property (whether real, personal or mixed)
                   that, in conformity with GAAP, should be accounted for as a capital lease.

  Closing Date:    the date this letter is executed by Borrower.

  Code: the Internal Revenue Code of 1986, as the same may be amended from time to time.

  Commitment:      $600,000,000.

  Consolidated
                           EBITDA: for any period, the following, each calculated for such period: (a) Net Income; plus (b) any provision for (or less any benefit from) income or franchise taxes included in the determination of Net Income; plus (c) interest expense deducted in the determination of Net Income; plus (d) amortization and depreciation deducted in the determination of Net Income; plus (e) losses from (or less gains from) Asset Dispositions or other non-recurring items included in the determination of Net Income, including gains arising from any reduction in the reserve for Transition Costs maintained by Borrower, Parent and their respective Subsidiaries; less (f) after tax extraordinary gains (or plus after tax extraordinary losses) (in each case as defined under GAAP).

                  Convertible
 Notes:           6 3/4% Convertible Senior Subordinated Notes due 2003
                  of Borrower.
                  Currency
 Agreement:        means any foreign exchange contract, currency swap
                   agreement or other similar agreement or arrangement designed to protect Borrower, Parent or any of their respective
                   Subsidiaries against fluctuations in currency values to or under which they are a party or a beneficiary on the closing date or becomes a party or a beneficiary thereafter.

                           Deferred
                           Account
                           Acquisition
                           Price: means, in connection with (i) the purchase of Subscriber Accounts, or (ii) the acquisition of all of the outstanding Capital Stock of a Person where the principal purpose of such acquisition is to acquire Subscriber Accounts, that portion of the purchase price of such Subscriber Accounts or Capital Stock that has been deferred to provide an offset for future purchase price adjustments.

          ERISA: the Employee Retirement Income Security Act of 1974, as amended.

Federal
Reserve Board:   the Board of Governors of the Federal Reserve System, or any
                           successor thereto.

                           Indebtedness: with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (except, with respect to Borrower, the promissory notes issued by Borrower in favor of Ion Leasing, Inc. (which obligations have been defeased by a cash deposit in a segregated trust account)), (iii) all obligations of such Person with respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such service, except (A) Trade Payables, (B) all obligations to pay any Deferred Account Acquisition Price, provided that the maximum amount excluded from the definition of "Indebtedness" under this clause (B) shall not exceed $5,000,000 in the aggregate at any date of determination and (C) compensation payable to employees of such Person (or any subsidiary thereof) under employee benefit plans of such Person, which compensation is deferred in the ordinary course of business of such Person (or such subsidiary) and in accordance with such plans, (v) all Capital Lease Obligations of such Person, (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness, (vii) all Indebtedness of other Persons guaranteed by such Person to the extent such Indebtedness is guaranteed by such Person, (viii) all outstanding Redeemable Stock issued by such Person and (ix) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations (other than those described in clause
                           (vii)), the maximum liability upon the occurrence of the contingency giving rise to the obligations (including with respect to any premium which may be payable on the redemption of Redeemable Stock), provided (i) that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) that Indebtedness shall not include any liability for federal, state, local or other taxes that are not delinquent.

                           Notwithstanding anything to the contrary contained herein, for purposes of calculating the Leverage Ratio, in the case of each of clauses (i), (ii) and
                           (iii) above, the amount of such Indebtedness shall be the amount that would appear as a liability on the balance sheet of such Person prepared in accordance with GAAP.
Interest Rate
                           Agreement: any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect Borrower, Parent or any of their respective Subsidiaries against fluctuations in interest rates.

Ion
Acquisition:     the acquisition by Borrower of certain of the assets of Ion
                 Leasing, Inc. pursuant to the Ion Acquisition Documents.

Ion
Acquisition
                           Documents:
                   collectively,  the  Asset  Purchase  Agreement  dated  as  of
                           September 24, 1993 among Borrower and Ion Leasing, Inc. and its shareholders, and all other documents, agreements or certificates executed in connection therewith.

Leverage
                           Ratio: the ratio of (i) the aggregate amount of Indebtedness of the Borrower, Parent and their respective Subsidiaries to (ii) four times Consolidated EBITDA for the most recent fiscal quarter for which financial information in respect thereof is available. In making the foregoing calculation, (A) pro forma effect shall be given to
                           (1) any Indebtedness incurred subsequent to the end of the applicable period to the extent such Indebtedness is outstanding at the date of calculation, and (2) any Indebtedness incurred during such period to the extend such Indebtedness is outstanding at the date of calculation and (3) any Indebtedness to be incurred, in each case as if such Indebtedness had been incurred on the first day of such period and after giving pro forma effect to the application of the proceeds thereof as if such application had occurred on such first day; (B) interest expense attributable to interest on any Indebtedness

                           (whether existing or being incurred) computed on a pro forma basis and bearing a floating interest rate shall be computed as if the rate in effect on the date of calculation (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire period; (C) there shall be excluded from Interest Expense any Interest Expense related to any amount of Indebtedness that was outstanding during such period or thereafter but that is not outstanding or is to be repaid on the date of calculation; (D) pro forma effect shall be given to Asset Dispositions and any asset acquisitions (including giving pro forma effect to the application of proceeds of any Asset Disposition) that occur during such period or thereafter and on or prior to the date of calculation as if they had occurred and such proceeds had been applied on the first day of such period; (E) with respect to any such period commencing prior to the Closing Date, any Advances shall be deemed to have taken place on the first day of such period; and (F) pro forma effect shall be given to Asset Disposition and asset acquisitions (including giving pro forma effect to the application of proceeds of any Asset Disposition) that have been made by any Person that has become a Subsidiary of Parent or Borrower or has been merged with or into Borrower, Parent or any of their Subsidiaries during such period or subsequent to such period and prior to date of calculation and that would have constituted Asset Dispositions or asset acquisitions had such transactions occurred when such Person was a Subsidiary of Parent or Borrower as if such Asset Depositions or asset acquisitions were Asset Dispositions or asset acquisitions that occurred on the first day of such Period.

                           LIBOR Rate: the rate (rounded upwards, if necessary, to the nearest 1/16th of 1 percent) at which dollar deposits in same day funds would be offered at 11:00 a.m., London time two Business Days prior to the commencement of the relevant interest period by major banks in the London eurodollar market for a period comparable to the relevant interest period, as obtained from Chase Manhattan Bank.

LIBOR Rate
Advance:             an Advance bearing an interest rate based on the LIBOR
                     Rate.

                     Lien: any lien, mortgage, pledge, security interest,
                     charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.
Loan
                           Documents:
                  this agreement, the Note, the Pledge Agreement, Parental Guaranty, and all other instruments, documents and agreements executed by or on behalf of Borrower, Parent or any of their respective Subsidiaries and delivered concurrently herewith or at any time hereafter to or for the benefit of Lender in connection with the Advances and other transactions contemplated by this agreement, all as amended, supplemented or modified from time to time.

Material
Adverse
Change:          (a) a material adverse change in the business, assets,
                  prospects, operations or condition, financial or otherwise, of the Borrower, Parent, or their respective Subsidiaries or
                 (b) material impairment of the ability of the Borrower to
                  perform its obligations under this letter agreement.

                           Maturity Date:   364 days from the date hereof.

                           MRR: monthly recurring alarm monitoring and extended service plan revenues from services provided under Subscriber Accounts, including patrol revenues.

                           Net Income: for any period, the net income (or loss) of Borrower, Parent and their respective Subsidiaries on a consolidated basis after provision for or benefit from income and franchise taxes determined in accordance with GAAP, but excluding: (a) the income (or loss) of any Person (other than Borrower and its wholly-owned Subsidiaries) in which Borrower, Parent or any of their respective Subsidiaries has an ownership interest unless received by Borrower, Parent or any of their respective  Subsidiaries in a cash distribution;  and
                           (b) the income (or loss) of any Person accrued prior to the date it became a wholly-owned Subsidiary of Borrower, Parent or any of their respective Subsidiaries or is merged into or consolidated with Borrower, Parent or any of their respective Subsidiaries or such Person's assets are acquired by Borrower, Parent or any of their respective Subsidiaries.

                           Net Proceeds: cash proceeds (including insurance proceeds) received by Borrower, Parent or any of their respective Subsidiaries from any Asset Disposition (including payments under notes or other debt securities received in connection with any Asset Disposition and insurance proceeds and awards of condemnation but excluding proceeds permitted under this agreement to be used for replacement assets), net of (a) the costs of such sale, lease, transfer or other disposition (including taxes attributable to such sale lease or transfer); and (b) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed.

                           Obligations: all obligations, liabilities and indebtedness of every nature of Borrower, Parent and their respective Subsidiaries from time to time owed to Lender under this agreement including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a proceeding under the Bankruptcy Code by or against either Borrower, Parent or any of their respective Subsidiaries.

                           Parent's
                           Warrant
                           Agreement: collectively, (a) that certain Warrant Agreement dated the November 3, 1993 between Parent and United States Trust Company of New York, as Warrant Agent and (b) that certain Warrant Agreement dated May 17, 1995 between Parent and State Street Bank and Trust Company, a successor to the First National Bank of Boston, as Warrant Agent.

Parent's Warrants:
the warrants to purchase Parent's common stock pursuant to the Parent's Warrant Agreement.

                           PBGC: the Pension Benefit Guaranty Corporation or any successor thereto established under ERISA.

                           Permitted
                           Encumbrances: (a) Liens (other than Liens relating to environmental claims or ERISA) for taxes, assessments or other governmental charges not yet due and payable; (b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than 30 days delinquent or which are being contested in good faith; provided that a reserve or other appropriate provision shall have been made therefor;
                           (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (d) deposits, in an aggregate amount not to exceed $200,000, made in the ordinary course of business to secure real property leases and/or liability to insurance carriers; (e) Liens for purchase money obligations; provided that: (i) the purchase of the asset subject to any such Lien is permitted under this agreement; (ii) the Indebtedness secured by any such Lien is permitted under this agreement; and
                           (iii) any such Lien encumbers only the asset so purchased; (f) any attachment or judgment Lien not constituting an Event of Default under this agreement; (g) leases or subleases granted to others not interfering in any material respect with the business of Borrower, Parent or any of their respective Subsidiaries; (h) easements, rights-of-way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Borrower, Parent or any of their respective Subsidiaries; (i) any interest or title of a lessor or sublessor under any lease permitted by this agreement; (j) Liens arising from filing UCC financing statements regarding leases permitted by this agreement; (k) Liens in favor of Lender or on behalf of Lender; (l) Liens in favor of Ion Leasing, Inc. to the extent such Liens encumber only the cash (and any investment contracts and life insurance policies purchased therewith) deposited by Borrower in a segregated trust account to defease the promissory note issued by Borrower to Ion Leasing Inc. in accordance with the Ion Acquisition Documents; and (m) Liens existing on the date hereof and renewals and extensions thereof, which Liens are set forth on Schedule A to this agreement.

                           Person: includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

                           Plan:any employee pension plan of Borrower, Parent or any of their Subsidiaries subject to ERISA.

Redeemable
                           Stock: means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Maturity Date,
                           (ii) redeemable at the option of the holder of such class of series of Capital Stock at any time prior to the Maturity Date or (iii) convertible into or exchangeable for Capital Stock referred to in clause
                           (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Maturity Date.

Related

Transactions:    the execution and delivery of the Loan Documents, each
                 Advance on the Closing Date and the payment of all fees, costs and expenses associated with all of the foregoing.

Subordinated
Discount Note
                           Documents:
                 the Subordinated Discount Note Placement Agreement, the Subordinated Discount Note Indenture, the Subordinated Discount Notes, and all instruments, documents and agreements executed pursuant to the terms of the foregoing.

Subordinated
Discount Note
Indenture:          the Indenture dated as of May 17, 1995 by and among
                    State Street Bank and Trust Company, as successor to The
                    First National Bank of Boston, as trustee, Parent and
                    Borrower with respect to the Subordinated Discount Notes.

Subordinated
Discount Note
Placement
                           Agreement:
  the Placement Agreement among Parent, Borrower and Morgan Stanley and Co. and Montgomery Securities with respect to the issuance and sale of the Subordinated Discount Notes and the Parent warrants.

Subordinated
Discount
                           Notes: those Senior Subordinated Discount Notes Due 2005 of Borrower issued on May 17, 1995, and the substantially identical subordinated notes registered under the Securities Act of 1933 which were issued in exchange for such initial Subordinated Discount Notes, as contemplated by the Subordinated Discount Note Documents.

Subscriber
                 Accounts:  alarm monitoring accounts or alarm services accounts of customers arising under written contracts with such customers pursuant to which Borrower, Parent or any of their respective Subsidiaries provides alarm monitoring or other security services or sells, installs and services security alarm systems.

                           Subsidiary: with respect to any Person, any corporation, partnership association or other business entity of which more than 50% of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                           Term: with respect to a WIBOR Advance, the number of days between the date of such WIBOR Advance and the expiration date thereof, as selected by Borrower and agreed to by Lender, but, unless Lender shall otherwise agree, not in excess of 90 days.

Trade Payables:            means,     with respect to any Person,  any accounts
                           payables or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods or services.

Transition Costs:          the costs and expenses  incurred by  Borrower, Parent
                           or any of their respective  Subsidiaries in the
                           ordinary course of business  and  capitalized  as
                           acquisition costs  in   connection   with  converting
                           acquired Subscriber   Accounts  to   Subscriber
                           Accounts of Borrower, Parent or any of their respective Subsidiaries.

Westar Security: Westar Security, Inc., a wholly-owned subsidiary of
                 Parent
                 WestSec: WestSec, Inc., a wholly-owned subsidiary of Borrower.

                       WIBOR
                       Rate: the fixed rate of interest offered by the Lender on a WIBOR Advance.

                       WIBOR
                       Advance: an Advance bearing an interest rate based on the
                               WIBOR Rate.